RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The Condensed Consolidated Balance Sheets include the following amounts due from and to related parties and associated companies.

(in thousands of $)	June 30, 2026	December 31, 2025
Amounts due from:
Frontline	8,813	3,816
Seatankers	553	736
Front Ocean	8	—
Paratus	3	3
Northern Ocean	2,177	2,120
NorAm Drilling	211	175
River Box	117	110
Other related parties	3	3
Allowance for expected credit losses	(20)	(22)
Total amount due from related parties	11,865	6,941

Loans to related parties - associated companies, long-term
River Box	45,000	45,000
Total loans to related parties - associated companies, long-term	45,000	45,000

Amounts due to:
Frontline	1,173	1,096
Seatankers	99	105
Front Ocean	100	97
Other related parties	5	5
Total amount due to related parties	1,377	1,303

Related party leasing and service contracts

The Company’s most significant related party leasing and service contracts were with Golden Ocean Group Limited (“Golden Ocean”), a company related to Hemen Holding Limited (“Hemen”) until March 12, 2025, to whom the Company leased eight vessels. Until March 12, 2025, the Company received operating lease income of $10.7 million and paid vessels management fees of $4.0 million. In February 2025, the Company announced that Golden Ocean had exercised its purchase options on eight Capesize vessels for net selling proceeds of $114.1 million. The vessels were delivered to Golden Ocean in July 2025.

During the six months ended June 30, 2026, the Company earned $0.6 million from the sale of parts and leasing of equipment from the drilling rig Hercules to Northern Ocean Operations Ltd. (“Northern Ocean”) (six months ended June 30, 2025: $1.7 million). In addition, in 2025, the Company entered into a promissory note with Northern Ocean in respect of a credit given by SFL for an amount of $2.1 million. The note bears interest at a rate of 12% per annum and has a term of one year. The note was settled in July 2026. During the six months ended June 30, 2026, the Company earned interest income of $0.1 million in relation to the promissory note (six months ended June 30, 2025: $0.0 million).

During the six months ended June 30, 2026, the Company paid Frontline and its subsidiaries a management fee of 1.25% of chartering revenues in relation to two Suezmax tankers operating in the spot market. As of June 30, 2026, Frontline owed the Company $5.3 million in respect of charter hire receivables arising from the commercial management of those vessels.

Other related party service contracts include payments to Front Ocean Management AS and Front Ocean Management Ltd. (“Front Ocean”), Seatankers Management Norway AS and Seatankers Management Co. Ltd. (“Seatankers”), Frontline Management AS and Frontline (Management) Cyprus Limited (collectively, “Frontline”) and Paratus Management (UK) Ltd. (“Paratus”) for office facilities, administration service fees, newbuilding supervision fees and vessel management fees.
Related parties – associated companies

The Company granted a $45.0 million non-amortizing loan to River Box Holding Inc. (“River Box”) which bears a fixed interest rate and is repayable in full on November 16, 2033 or earlier if River Box sells its assets. During the six months ended June 30, 2026, the Company recognized interest income of $2.3 million (six months ended June 30, 2025: $2.3 million).

Other related party transactions

During the six months ended June 30, 2026, the Company recognized dividend income of $0.3 million from NorAm Drilling (six months ended June 30, 2025: $0.3 million).